EXHIBIT 10.1


                                AMENDMENT NO. 2

                                       TO

                              AMENDED AND RESTATED

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 (this "Amendment") is entered into as of October 31, 2006, by and among AIR METHODS CORPORATION, a corporation organized under the laws of the State of Delaware ("AMC"), ROCKY MOUNTAIN HOLDINGS, L.L.C., a limited liability company formed under the laws of the State of Delaware ("RMH"), MERCY AIR SERVICE, INC., a corporation organized under the laws of the State of California ("Mercy"), LIFENET, INC., a corporation formed under the laws of the State of Missouri ("LifeNet") (AMC, RMH, Mercy and LifeNet, each a "Borrower" and collectively "Borrowers"), the financial institutions which are party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, "Agent").

                                   BACKGROUND

     Borrowers, Agent and Lenders are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 9, 2005 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of December 15, 2005, and as same may from time to time hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

     Borrowers have requested Agent and Lenders to (a) increase the Maximum Revolving Advance Amount from $35,000,000 to $45,000,000 and (b) increase the maximum annual amount of Indebtedness, operating leases for Aircraft and Equipment and Unfinanced Capital Expenditures permissible pursuant to the terms of Section 7.8 of the Loan Agreement. Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Definitions.  All capitalized terms not otherwise defined herein
            -----------
shall have the meanings given to them in the Loan Agreement.

     2.     Amendments to Loan Agreement.  Subject to satisfaction of the
            ----------------------------
condition precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

          (a) Section 1.2 of the Loan Agreement is hereby amended by inserting the following new defined terms in their appropriate alphabetical order:


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
                                                                    EXHIBIT 10.1


               "Amendment No. 2" shall mean Amendment No. 2 to this Agreement
                ---------------
          dated  as  of  October  31,  2006.

               "Amendment No. 2 Closing Date" shall mean the date when the
                ----------------------------
          conditions in Section 3 of Amendment No. 2 have been met to the satisfaction of Agent.

          (b) The defined term "Maximum Revolving Advance Amount" appearing in Section 1.2 of the Loan Agreement is hereby amended and restated as follows:

               "Maximum Revolving Advance Amount" shall mean $45,000,000.
                --------------------------------

          (c) Section 7.8 of the Loan Agreement is hereby amended by deleting all references to the sum "$40,000,000" and by inserting the sum "$50,000,000" in lieu thereof.

     3.     Conditions of Effectiveness.  This Amendment shall become effective
            ---------------------------
upon satisfaction of the following conditions precedent, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel.

          (a) Agent shall have received six (6) copies of this Amendment duly executed by each Borrower and each Lender;

          (b) Each Borrower shall have executed and delivered to Agent, for the benefit of the respective Lenders, a third amended and restated Revolving Credit Note for each Lender;

          (c) Agent shall have received, for the pro rata benefit of the Lenders, an amendment fee in the sum of $25,000, and reimbursement for all fees and expenses incurred in connection with this Amendment (including, without limitation, the legal fees and expenses of counsel to Agent);

          (d) Agent shall have received a copy of the resolutions, effective as of the Amendment No. 2 Closing Date, in form and substance reasonably satisfactory to Agent, of the Board of Directors or the Members, as the case may be, of each Borrower authorizing the execution, delivery and performance of this Amendment, each third amended and restated Revolving Credit Note, and any related agreements (collectively the "Documents") certified by the Secretary or an Assistant Secretary of each Borrower; and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (e) Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Borrower, dated as of the Amendment No. 2 Closing Date, as to the incumbency and signature of the officers of each Borrower executing this Amendment, each third amended and restated Revolving Credit Note, and any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

          (f) Agent shall have received the executed legal opinion of Davis Graham & Stubbs LLP, in form and substance reasonably satisfactory to Agent which shall cover such


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
                                                                    EXHIBIT 10.1


matters incident to the transactions contemplated by this Amendment, each third amended and restated Revolving Credit Note, and any related agreements as Agent may reasonably require, and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

          (g) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be reasonably required by Agent or its counsel relating to the transactions contemplated in this Amendment.

     4.     Representations and Warranties.  Each Borrower hereby represents and
            ------------------------------
warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

          (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

     5.     Effect on the Loan Agreement.
            ----------------------------

          (a)     Upon the effectiveness of Section 2 hereof, each reference in
                                            ---------
the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6.     Governing Law.  This Amendment shall be binding upon and inure to
            -------------
the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the internal laws of the State of New York.


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
                                                                    EXHIBIT 10.1


     7.     Headings.  Section headings in this Amendment are included herein
            --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.     Counterparts; Facsimile.  This Amendment may be executed by the
            -----------------------
parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                  [remainder of page intentionally left blank]


                            [signature pages follow]


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
                                                                    EXHIBIT 10.1


     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                              AIR METHODS CORPORATION


                              By:  /s/ Trent J. Carman
                                 -----------------------------------------------
                              Name:   Trent J. Carman
                              Title:  Chief Financial Officer

                              Address:     7301 South Peoria Street
                                           Englewood, Colorado 80112

                              ROCKY MOUNTAIN HOLDINGS L.L.C.

                              By:  Air Methods Corporation, its sole member


                              By:  /s/ Trent J. Carman
                                 -----------------------------------------------
                              Name:   Trent J. Carman
                              Title:  Chief Financial Officer

                              Address:     7301 South Peoria Street
                                           Englewood, Colorado 80112

                              MERCY AIR SERVICE, INC.


                              By:  /s/ Trent J. Carman
                                 -----------------------------------------------
                              Name:   Trent J. Carman
                              Title:  Chief Financial Officer

                              Address:     1670 Miro Way
                                           Rialto, California 92376

                              LIFENET, INC.


                              By:  /s/ Trent J. Carman
                                 -----------------------------------------------
                              Name:   Trent J. Carman
                              Title:  Chief Financial Officer

                              Address:     2207 Scott Avenue
                                           St. Louis, Missouri 63103


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
                                                                    EXHIBIT 10.1


                              PNC BANK, NATIONAL ASSOCIATION,
                              as Lender and as Agent


                              By:  /s/ Brian Conway
                                 -----------------------------------------------
                              Name:   Brian Conway
                              Title:  Vice President

                              Address:     70 East 55th Street
                                           New York, New York 10022

                              Commitment Percentage: 45.454545455%


                              LASALLE BANK, N.A.


                              By:  /s/ Douglas L. Pogge
                                 -----------------------------------------------
                              Name:   Douglas L. Pogge
                              Title:  First Vice President

                              Address:     370 17th Street, Suite 3590
                                           Denver, Colorado 80202

                              Commitment Percentage:     29.545454545%

                              KEYBANK, N.A.


                              By:  /s/ Christopher S. Mohler
                                 -----------------------------------------------
                              Name:   Christopher S. Mohler
                              Title:  Vice President

                              Address:     1675 Broadway, Suite 300
                                           Denver, Colorado 80274

                              Commitment Percentage:     25.000000000%


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